Security Information




Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup,
Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, JP Morgan, BNP Paribas,
Calyon, Fortis Securities, Greenwich Capital
Markets, ING Financial Markets, Morgan
Stanley, Scotia Capital, TD Securities, US
Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp






Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

290,000
 $                   276,068
0.06%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, RBS Greenwich Capital, DnB
Nor Markets, Mitsubishi UFJ Securities, SG
Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital
Markets, Calyon, Daiwa Securities America,
Guzman & Company, HSBC Securities, ING
Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $
2,463,059
0.16%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

3,260,000
 $
3,250,839
0.22%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information





Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds





DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

700,000
 $                            632,912
0.08%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
DOW CHEMICAL COMPANY


Underwriters
Banc of America, Citigroup, HSBC Securities,
Morgan Stanley, RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi UFJ
Securities, Mizuho International, Blaylock Robert,
Loop Capital Markets, Utendahl Capital, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp






Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
340,000.00
 $                   339,300
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $                   269,444
0.01%



Total

610,000
 $                   608,743
0.02%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5


Issuer
EL PASO CORPORATION


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
EP 8.25% 02/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
95.535


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
8.64%


Benchmark vs Spread (basis points)
664bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%



DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%



DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%



Total

590,000
 $                   563,657
0.12%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4


Issuer
FOREST OIL CORPORATION


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FST 8.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
95.150


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.95%


Rating
B1/BB-


Current yield
8.93%


Benchmark vs Spread (basis points)
801bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%



DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%



Total

130,000
 $                   123,695
0.03%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information





Security Purchased


CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays Capital,
Citigroup, RBS Securities, Wachovia Capital, BNP
Paribas, Commerzbank Capital, Daiwa Securities,
Deutsche Bank, JP Morgan, Morgan Stanley, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
876bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
200,000.00
 $                   194,688
0.02%



DWS Multi Market Income Trust
DWS
170,000.00
 $                   165,485
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,805
0.01%



Total

415,000
 $                   403,978
0.05%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information





Security Purchased


CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securirties, Deutsche Bank
Securities, JP Morgan Securities, Barclays Capital,
BNP Paribas Securities, Calyon Securities,
Citigroup, HSBC Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
OI 7.375% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp







Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
205,000.00
 $                   198,284
0.03%



DWS Multi Market Income Trust
DWS
160,000.00
 $                   154,758
0.03%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,526
0.01%



Total

410,000
 $                   396,568
0.07%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased


CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley, Wachovia
Securities, BBVA Securities, Citigroup, Comerica
Securities, Deutsche Bank, Raymond James, RBS
Greenwich Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS High Income Trust
DWS
590,000.00
 $                   557,526
0.24%



DWS Multi Market Income Trust
DWS
650,000.00
 $                   614,224
0.26%



DWS Strategic Income Trust
DWS
175,000.00
 $                   165,368
0.07%



Total

1,415,000
 $                 1,337,118
0.57%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 4.5% 03/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.470


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aa1/AA-


Current yield
4.52%


Benchmark vs Spread (basis points)
335bp








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%



DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%



Total

4,480,000
 $                 4,456,256
0.18%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased


CUSIP
827048AL3


Issuer
SILGAN HOLDINGS


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, Rabo
Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
370,000.00
 $                   359,936
0.15%



DWS Strategic Income Trust
DWS
85,000.00
 $                     82,688
0.03%



DWS Multi Market Income Trust
DWS
320,000.00
 $                   311,296
0.13%



Total

775,000
 $                   753,920
0.31%








^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.